                                                                [EX.-99.906CERT]

                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

         In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                   By:   /s/Gary E. Wendlandt
                                         ---------------------
                                         Gary E. Wendlandt
                                         Chairman

                                   Date: March 10, 2004

                                   By:   /s/Patrick J. Farrell
                                         ---------------------
                                         Patrick J. Farrell
                                         Treasurer and
                                         Chief Financial and Accounting Officer

                                   Date: March 10, 2004

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